                                                                     EXHIBIT 4.3




================================================================================


                               PECO ENERGY COMPANY

                                       TO

                  WACHOVIA BANK, NATIONAL ASSOCIATION, TRUSTEE
                      (formerly, First Union National Bank)

                               ------------------



                                  SUPPLEMENTAL
                              INDENTURE DATED AS OF


                                       TO

                          FIRST AND REFUNDING MORTGAGE

                                       OF

                          THE COUNTIES GAS AND ELECTRIC
                                     COMPANY

                                       TO

                         FIDELITY TRUST COMPANY, TRUSTEE
                                DATED MAY 1, 1923

                               ------------------



                                 % SERIES DUE 20
                                  (New Series)

================================================================================

         THIS SUPPLEMENTAL INDENTURE dated as of                    by and
between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that

         WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and

         WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

Supplemental Indenture
      and Date                         Parties                       Providing for:
------------------------               -------                       -------------
First                           Counties Company to               Bonds of 5% Series of
September 1, 1926                 Fidelity-Philadelphia             1926
                                  Trust Company
                                  (Successor to Fidelity
                                  Trust Company)

Second                          Suburban Company to               Evidencing succession of
    May 1, 1927                   Fidelity-Philadelphia             Suburban Company to
                                  Trust Company                     Counties Company

Third                           Suburban Company to               Bonds of 4-1/2% Series
    May 1, 1927                   Fidelity-Philadelphia             due 1957; amendment of
                                  Trust Company                     certain provisions of
                                                                    Mortgage

Fourth                          Suburban Company to               Additional Bonds of
    November 1, 1927              Fidelity-Philadelphia             4-1/2% Series due 1957
                                  Trust Company

Fifth                           Company to                        Evidencing succession of
    January 31, 1931              Fidelity-Philadelphia             Company to
                                  Trust Company                     Suburban Company

Sixth                           Company to                        Bonds of 4% Series
    February 1, 1931              Fidelity-Philadelphia             due 1971
                                  Trust Company

Seventh                         Company to                        Bonds of 3-1/2% Series
    March 1, 1937                 Fidelity-Philadelphia             due 1967; amendment of
                                  Trust Company                     certain provisions of
                                                                    Mortgage

Eighth                          Company to                        Bonds of 2-3/4% Series
    December 1, 1941              Fidelity-Philadelphia             due 1971; amendment of
                                  Trust Company                     certain provisions of
                                                                    Mortgage

Ninth                           Company to                        Bonds of 2-3/4% Series
    November 1, 1944              Fidelity-Philadelphia             due 1967 and 2-3/4% Series
                                  Trust Company                     due 1974; amendment of
                                                                    certain provisions of
                                                                    Mortgage

Tenth                           Company to                        Bonds of 2-3/4% Series
    December 1, 1946              Fidelity-Philadelphia             due 1981; amendment of
                                  Trust Company                     certain provisions of
                                                                    Mortgage*

Supplemental Indenture
      and Date                       Parties                        Providing for:
----------------------               -------                        -------------
Eleventh                       Company to                        Bonds of 2-7/8% Series
     February 1, 1948             Fidelity-Philadelphia             due 1978*
                                  Trust Company

Twelfth                        Company to                        Bonds of 3-1/4% Series
     January 1, 1952              Fidelity-Philadelphia             due 1982*
                                  Trust Company

Thirteenth                     Company to                        Bonds of 3-7/8% Series
     May 1, 1953                  Fidelity-Philadelphia             due 1983*
                                  Trust Company

Fourteenth                     Company to                        Bonds of 3-1/8% Series
     December 1, 1953             Fidelity-Philadelphia             due 1983*
                                  Trust Company

Fifteenth                      Company to                        Bonds of 3-1/8% Series
     April 1, 1955                Fidelity-Philadelphia             due 1985*
                                  Trust Company

Sixteenth                      Company to                        Bonds of 4-5/8% Series
     September 1, 1957            Fidelity-Philadelphia             due 1987; amendment of certain
                                  Trust Company                     provisions of Mortgage*

Seventeenth                    Company to                        Bonds of 3-3/4% Series
     May 1, 1958                  Fidelity-Philadelphia             due 1988; amendment of certain
                                  Trust Company                     provisions of Mortgage*

Eighteenth                     Company to                        Bonds of 4-3/8% Series
     December 1, 1958             Fidelity-Philadelphia             due 1986*
                                  Trust Company

Nineteenth                     Company to                        Bonds of 5% Series
     October 1, 1959              Fidelity-Philadelphia             due 1989*
                                  Trust Company

Twentieth                      Company to                        Bonds of 4-1/2% Series
     May 1, 1964                  Fidelity-Philadelphia             due 1994*
                                  Trust Company

Twenty-first                   Company to                        Bonds of 6% Series due
     October 15, 1966             Fidelity-Philadelphia             1968-1973*
                                  Trust Company

Twenty-second                  Company to The Fidelity Bank      Bonds of 5-1/4 % Series due
     June 1, 1967                 (formerly                         1968-1973 and 5-3/4 %
                                  Fidelity-Philadelphia             Series due 1977*
                                  Trust Company)

Twenty-third                   Company to The Fidelity           Bonds of 6-1/8 % Series
     October 1, 1957              Bank                              due 1997*

Supplemental Indenture
      and Date                        Parties                          Providing for:
----------------------                -------                          -------------
Twenty-fourth                   Company to The Fidelity            Bonds of 6-1/2% Series
     March 1, 1968                  Bank                              due 1993; amendment of
                                                                      Article XIV of
                                                                      Mortgage*

Twenty-fifth                    Company to The Fidelity            Bonds of 1968 Series due
     September 10, 1968             Bank                              1969-1976*

Twenty-sixth                    Company to The Fidelity            Bonds of 8% Series due
     August 15, 1969                Bank                              1975*

Twenty-seventh                  Company to The Fidelity            Bonds of 9% Series due
     February 1, 1970               Bank                              1995*

Twenty-eighth                   Company to The Fidelity            Bonds of 8-1/2% Series
     May 1, 1970                    Bank                              due 1976*

Twenty-ninth                    Company to The Fidelity            Bonds of 7-3/4% Series
     December 15, 1970              Bank                              due 2000*

Thirtieth                       Company to The Fidelity            Bonds of 8-1/4% Series
     August 1, 1971                 Bank                              due 1996*

Thirty-first                    Company to The Fidelity            Bonds of 7-3/8% Series
     December 15, 1971              Bank                              due 2001; amendment of
                                                                      Article XI of Mortgage*

Thirty-second                   Company to The Fidelity            Bonds of 7-1/2% Series
     June 15, 1972                  Bank                              due 1998*

Thirty-third                    Company to The Fidelity            Bonds of 7-1/2% Series
     January 15, 1973               Bank                              due 1999*

Thirty-fourth                   Company to The Fidelity            Bonds of 8-1/2% Series
     January 15, 1974               Bank                              due 2004

Thirty-fifth                    Company to The Fidelity            Bonds of 11% Series
     October 15, 1974               Bank                              due 1980*

Thirty-sixth                    Company to The Fidelity            Bonds of 11-5/8% Series
     April 15, 1975                 Bank                              due 2000*

Thirty-seventh                  Company to The Fidelity            Bonds of 11% Series due
     August 1, 1975                 Bank                              2000*

Thirty-eighth                   Company to The Fidelity            Bonds of 9-1/8% Series
     March 1, 1976                  Bank                              due 2006*

Thirty-ninth                    Company to The Fidelity            Bonds of 9-5/8% Series
     August 1, 1976                 Bank                              due 2002*

Supplemental Indenture
      and Date                        Parties                       Providing for:
----------------------                -------                       -------------
Fortieth                       Company to The Fidelity           Bonds of Pollution
     February 1, 1977              Bank                             Control Series A
                                                                    and Pollution
                                                                    Control Series B*

Forty-first                    Company to The Fidelity           Bonds of 8-5/8% Series
     March 15, 1977                Bank                             due 2007*

Forty-second                   Company to The Fidelity           Bonds of 8-5/8% Series
     July 15, 1977                 Bank                             due 2003*

Forty-third                    Company to The Fidelity           Bonds of 9-1/8% Series
     March 15, 1978                Bank                             due 2008*

Forty-fourth                   Company to The Fidelity           Bonds of 12-1/2% Series
     October 15, 1979              Bank                             due 2005*

Forty-fifth                    Company to The Fidelity           Bonds of 13-3/4% Series
     October 15, 1980              Bank                             due 1992*

Forty-sixth                    Company to The Fidelity           Bonds of 15-1/4% Series
     March 1, 1981                 Bank                             due 1996; amendment of
                                                                    Article VIII of
                                                                    Mortgage*

Forty-seventh                  Company to The Fidelity           Bonds of 15% Series due
     March 1, 1981                 Bank                             1996; amendment of
                                                                    Article VIII of
                                                                    Mortgage*

Forty-eighth                   Company to The Fidelity           Bonds of 17-5/8% Series
     July 1, 1981              Bank                                 due 2011*

Forty-ninth                    Company to The Fidelity           Bonds of 18-3/4% Series
     September 15, 1981        Bank                                 due 2009*

Fiftieth                       Company to The Fidelity           Bonds of 18% Series due
     April 1, 1982             Bank                                 2012*

Fifty-first                    Company to The Fidelity           Bonds of 15-3/8% Series
     October 1, 1982           Bank                                 due 2010*

Fifty-second                   Company to The Fidelity           Bonds of 13-3/8% Series
     June 15, 1983             Bank                                 due 2013*

Fifty-third                    Company to Fidelity Bank,         Bonds of 13.05% Series
     November 15, 1984         National Association                 due 1994; amendment
                               (formerly The Fidelity Bank)         of Article VIII of
                                                                    Mortgage*

Supplemental Indenture
       and Date                      Parties                 Providing for:
----------------------               -------                 -------------

Fifty-fourth                Company to Fidelity Bank,    Bonds of 14% Series due
     December 1, 1984       National Association            1988-1994; amendment
                                                            of Article VIII of
                                                            Mortgage*

Fifty-fifth                 Company to Fidelity Bank,    Bonds of Pollution
     May 15, 1985           National Association            Control Series C*

Fifty-sixth                 Company to Fidelity Bank,    Bonds of Pollution
     October 1, 1985        National Association            Control Series D*

Fifty-seventh               Company to Fidelity Bank,    Bonds of 10-7/8% Series
     November 15, 1985      National Association            due 1995*

Fifty-eight                 Company to Fidelity Bank,    Bonds of 11-3/4% Series
     November 15, 1985      National Association            due 2014*

Fifty-ninth                 Company to Fidelity Bank,    Bonds of Pollution
     June 1, 1986           National Association            Control Series E*

Sixtieth                    Company to Fidelity Bank,    Bonds of 10-1/4% Series
     November 1, 1986       National Association            due 2016*

Sixty-first                 Company to Fidelity Bank,    Bonds of 8-3/4% Series
     November 1, 1986       National Association            due 1994*

Sixty-second                Company to Fidelity Bank,    Bonds of 9-3/8% Series
     April 1, 1987          National Association            due 2017*

Sixty-third                 Company to Fidelity Bank,    Bonds of 11% Series due
     July 15, 1987          National Association            2016*

Sixty-fourth                Company to Fidelity Bank,    Bonds of 10% Series due
     July 15, 1987          National Association            1997*

Sixty-fifth                 Company to Fidelity Bank,    Bonds of 10-1/4% Series
     August 1, 1987         National Association            due 2007*

Sixty-sixth                 Company to Fidelity Bank,    Bonds of 11% Series due
     October 15, 1987       National Association            1997*

Sixty-seventh               Company to Fidelity Bank,    Bonds of 12-1/8% Series
     October 15, 1987       National Association            due 2016*

Sixty-eighth                Company to Fidelity Bank,    Bonds of 10% Series due
     April 15, 1988         National Association            1998*

Sixty-ninth                 Company to Fidelity Bank,    Bonds of 11% Series due
     April 15, 1988         National Association            2018*

Supplemental Indenture
       and Date                      Parties                 Providing for:
----------------------               -------                 -------------

Seventieth                  Company to Fidelity Bank,    Bonds of 10% Series due
     June 15, 1989          National Association            2019*

Seventy-first               Company to Fidelity Bank,    Bonds of 9-7/8% Series
     October 1, 1989        National Association            due 2019*

Seventy-second              Company to Fidelity Bank,    Bonds of 9-1/4% Series
     October 1, 1989        National Association            due 1999*

Seventy-third               Company to Fidelity Bank,    Medium-Term Note
     October 1, 1989        National Association            Series A*

Seventy-fourth              Company to Fidelity Bank,    Bonds of 10-1/2% Series
     October 15, 1990       National Association            due 2020*

Seventy-fifth               Company to Fidelity Bank,    Bonds of 10% Series due
     October 15, 1990       National Association            2000*

Seventy-sixth               Company to Fidelity Bank,    Bonds of Pollution
     April 1, 1991          National Association            Control Series F
                                                            and Pollution
                                                            Control Series G*

Seventy-seventh             Company to Fidelity Bank,    Bonds of Pollution
     December 1, 1991       National Association            Control Series H*

Seventy-eighth              Company to Fidelity Bank,    Bonds of 7-1/2% 1992
     January 15, 1992       National Association            Series due 1999*

Seventy-ninth               Company to Fidelity Bank,    Bonds of 8% Series due
     April 1, 1992          National Association            2002*

Eightieth                   Company to Fidelity Bank,    Bonds of 8-3/4% Series
     April 1, 1992          National Association            due 2022*

Eighty-first                Company to Fidelity Bank,    Bonds of Pollution
     June 1, 1992           National Association            Control Series I*

Eighty-second               Company to Fidelity Bank,    Bonds of 8-5/8% Series
     June 1, 1992           National Association            due 2022*

Eighty-third                Company to Fidelity Bank,    Bonds of 7-1/2% Series
     July 15, 1992          National Association            due 2002*

Eighty-fourth               Company to Fidelity Bank,    Bonds of 8-1/4% Series
     September 1, 1992      National Association            due 2022*

Eighty-fifth                Company to Fidelity Bank,    Bonds of 7-1/8% Series
     September 1, 1992      National Association            due 2002*

Supplemental Indenture
       and Date                     Parties                            Providing for:
----------------------              -------                            -------------
Eighty-sixth               Company to Fidelity Bank,               Bonds of 6-5/8% Series
     March 1, 1993         National Association                       due 2003*

Eighty-Seventh             Company to Fidelity Bank,               Bonds of 7-3/4% Series
     March 1, 1993         National Association                       due 2023*

Eighty-eighth              Company to Fidelity Bank,               Bonds of Pollution
     March 1, 1993         National Association                       Control Series J,
                                                                      Pollution Control
                                                                      Series K, Pollution
                                                                      Control Series L
                                                                      and Pollution Control
                                                                      Series M*

Eighty-ninth               Company to Fidelity Bank,               Bonds of 6-1/2% Series
     May 1, 1993           National Association                       due 2003*

Ninetieth                  Company to Fidelity Bank,               Bonds of 7-3/4% Series
     May 1, 1993           National Association                       2 due 2023*

Ninety-first               Company to First Fidelity Bank,         Bonds of 7-1/8% Series
     August 15, 1993       N.A., Pennsylvania                         due 2023*

Ninety-second              Company to First Fidelity Bank,         Bonds of 6-3/8% Series
     August 15, 1993       N.A., Pennsylvania                         due 2005*

Ninety-third               Company to First Fidelity Bank,         Bonds of 5-3/8% Series
     August 15, 1993       N.A., Pennsylvania                         due 1998*

Ninety-fourth              Company to First Fidelity Bank,         Bonds of 7-1/4% Series
     November 1, 1993      N.A., Pennsylvania                         due 2024*

Ninety-fifth               Company to First Fidelity Bank,         Bonds of 5-5/8% Series
     November 1, 1993      N.A., Pennsylvania                         due 2001*

Ninety-sixth               Company to First Fidelity Bank,         Medium Term Note Series B*
     May 1, 1995           N.A., Pennsylvania

Ninety-seventh             Company to First Union National Bank    Bonds of  5.95% Series
     October 15, 2001      (formerly First Fidelity Bank, N.A.,       due 2011*
                           Pennsylvania)

Ninety-eighth              Company to Wachovia Bank, National      Bonds of 5.95% Series
     September __, 2002    Association (formerly First Union          due 2011 (Exchange Bonds)*
                           National Bank)

 *And amendment of certain provisions of the Ninth Supplemental Indenture.

     WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

                                                                     PRINCIPAL
                                             Series                    AMOUNT
                                             ------                    ------
     6-5/8%   Series due 2003 ...................................    250,000,000
     6-1/2%   Series due 2003 ...................................    200,000,000
     6-3/8%   Series due 2005 ...................................     75,000,000
     Pollution Control Series J due 2012 ........................     50,000,000
     Pollution Control Series K due 2012 ........................     50,000,000
     Pollution Control Series L due 2012 ........................     50,000,000
     Pollution Control Series M due 2012 ........................      4,200,000
     5.95%    Series due 2011 ...................................    250,000,000
                                 Total $ ........................   $929,200,000
                                                                    ============


     WHEREAS, the Company deems it advisable and has determined, pursuant to
Article XI of the Mortgage,

     (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended;

     (If additional property is to be added to the Mortgage, include the following paragraph.)

     (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and

     (c) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, % Series Due 20 , (hereinafter sometimes called the "bonds of the New Series" or the "bonds of the % Series due 20 "); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and

     WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows:

                             (Form of Face of Bond)

                               PECO ENERGY COMPANY

REGISTERED                                                            REGISTERED
NUMBER

                       FIRST AND REFUNDING MORTGAGE BOND,
                                % SERIES DUE 20 ,
                                       DUE

     PECO Energy Company, a Pennsylvania corporation (hereinafter called the
Company), for value received, hereby promises to pay to                     or
registered assigns,

Dollars on             , at the office or agency of the Company, in the City of
Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of percent per annum in like
coin or currency, payable at either of the offices aforesaid on       and     in
each year until the Company's obligation with respect to the payment of such principal shall have been discharged.

     The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of this bond entitled to such interest payment, in which case only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date.

     This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon.

     The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its President or a Vice President and its corporate seal to be impressed or a facsimile imprinted hereon, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated:

                                             PECO ENERGY COMPANY

                                             By_________________________________
                                                            President



(SEAL)


                                             Attest:____________________________
                                                            Secretary
                                       11

                            (Form of Reverse of Bond)

                               PECO ENERGY COMPANY
                       First and Refunding Mortgage Bond,
                              % Series Due 20 , Due

                                   (CONTINUED)

         This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, % Series due 20 . This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued.

         As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on , and are issuable only in registered form without coupons in any denomination authorized by the Company.

         Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

         (In the event the bonds of this series are not redeemable, the following paragraph shall be included.)

         The bonds of this series are not redeemable.

         (Or, in the event the bonds of this series are redeemable only at the option of the Company, the following paragraphs should be included instead.)

         The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five
(45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books, at the applicable redemption price (expressed as a percentage of the principal amount) set forth below, together with accrued interest to the date fixed for redemption:

          (Or, in the event the bonds of this series are redeemable both pursuant to the sinking fund herein provided and also at the option of the Company, the following paragraphs should be included instead.)

         As more fully provided in the Mortgage, the Company has covenanted that as and for a sinking fund for the bonds of this series, it will deposit with the
Trustee, on or before        of each year, commencing in 20 , cash sufficient to
redeem, on the next       ,   $ principal amount of the bonds of this series at
the principal amount thereof, together with accrued interest to the date fixed for redemption. The Company also has the non-cumulative option to increase the amount of such sinking fund payment for any such year (and the principal amount
of such bonds so as to be redeemed) by an additional sum not exceeding $       .

         The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five
(45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books (a) in part, pursuant to the sinking fund provided for
the bonds of this series, on       of each of the years 20 through        , both
inclusive, at the principal amount thereof, together with accrued interest to the date fixed for redemption, and (b) at the option of the Company on and after , 20 , as a whole or in part at any time at the applicable optional redemption price (expressed as a percentage of the principal amount of each bond to be redeemed) set forth below, together with accrued interest on such principal amount to the date fixed for redemption:

all as more particularly set forth in the Mortgage.

         The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided.

         This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933 or of the rules and regulations of the Securities and Exchange Commission thereunder.

                        (End of Form of Reverse of Bond)
and

         WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit:

                         (Form of Trustee's Certificate)

         This bond is one of the bonds, of the series designated therein,
provided for in the within-mentioned Mortgage and in the           Supplemental
Indenture dated as of                     .

                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION





                                                     By_________________________
                                                           Authorized Officer
and

         WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to Wachovia Bank, National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

         (If additional property is to be added to the Mortgage, include the following paragraph.)

         The real property set forth in Schedule A, attached hereto and hereby made a part hereof, with any improvements thereon erected now owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Schedule A.

         (If additional property is not to be added to the Mortgage, include the following paragraph.)

         All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. It is hereby stated that the Company has not acquired title to nor become the owner of any new or additional real property since the
execution, delivery and recording of the             Supplemental Indenture also
dated as of                . The purpose of restating such prior conveyances as
security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture.

         Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

         Also all the Company's electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

         Also all the Company's gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.

         Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.

         Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.

         Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.

         Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.

         Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.

         Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.

         It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.

         TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

         IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.

         AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:

         It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:

                                   ARTICLE I

                             AMENDMENTS OF MORTGAGE

         Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows:

         By adding to paragraph (d) of Section 5 and to the first clause of
Section 9, the following:

         "__% Series due 20__"

                                   ARTICLE II.

                             BONDS OF THE NEW SERIES

         Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited; and the issue thereof shall be
limited to $            principal amount.

         The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event
such bonds shall be dated          . The bonds of the New Series shall mature on
                 .

         The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of
bond hereinbefore recited, payable on             and               in each year
commencing on         until the Company's obligation with respect to the payment of principal thereof shall have been discharged. Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

         The bonds of the New Series shall be in any denomination authorized by the Company.

         Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

         (The following Sections 2 and 3 shall apply if the bonds of the New Series are to be issued in book-entry only form.)

         Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by the Depository Trust Company (or its successor, referred to herein as the "Depository") as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system.

         (b) So long as the book-entry system is being used, one bond of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository's nominee (the "Nominee") will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book-entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein.

         (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository).

         (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository).

         (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities.

          (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture.

          (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series.

          (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern.

          (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners.

     Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend:

     UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage.

     Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled.

     Section 6. The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of each bond of the New Series entitled to such interest payment, in which case only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date.

     Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto.

                                  ARTICLE III.

                           ISSUE AND AUTHENTICATION OF
                             BONDS OF THE NEW SERIES

     In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount
not exceeding $     shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, or the Treasurer of
the Company, under the terms and provisions of paragraph    of Section 3 of
Article II of the Mortgage, as amended.

     (In the event the bonds of this series are not redeemable, the following
Article IV shall be included.)

                                   ARTICLE IV.

                           REDEMPTION OF BONDS OF THE
                                   NEW SERIES

     Section 1. The bonds of the New Series shall not be redeemable.

     (Or, in the event the bonds of this series are redeemable only at the option of the Company, the following paragraphs should be included instead.)

                                  ARTICLE IV.

                           REDEMPTION OF BONDS OF THE
                                   NEW SERIES

     Section 1. The bonds of the New Series shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at the applicable redemption price (expressed as a percentage of the principal amount) specified in the form of bonds of said series set forth in the recitals of this Supplemental Indenture, together with accrued interest to the date fixed for redemption.

     Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of
Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required.

     (In the event that bonds of this series are redeemable both pursuant to the sinking fund herein provided and also at the option of the Company, the following Articles IV and V shall be included instead.)

                                  ARTICLE IV.

                        SINKING FUND FOR THE BONDS OF THE
                                   NEW SERIES

     The Company covenants that so long as any of the bonds of the New Series
shall be outstanding it will, on or before        of each of the years 20 to   ,
both inclusive, pay or cause to be paid to the Trustee, as and for a sinking
fund, the sum in cash of $       . The Company also has the non-cumulative
option to increase the amount of such sinking fund payment for any such year (and the principal amount of such bonds so to be redeemed) by an additional sum
not exceeding $        , in cash. Each such payment is hereinafter called a
"sinking fund payment." On or before        of each of the years 20   to       ,
both inclusive, the Company shall deliver to the Trustee a certificate of its Treasurer or one of its Vice Presidents (1) setting forth the amount of the
sinking fund payment required to be made on or before the next succeeding      ,
(2) stating the principal amount of the bonds of the New Series due to be called
for redemption on the next succeeding      by application of such sinking fund
payment, and (3) irrevocably directing the Trustee to give notice of redemption pursuant to the provisions of Article V hereof and to apply such sinking fund payment to such redemption. Neither the Company's failure to deliver such certificate nor the Trustee's failure to give such notice of redemption shall affect the Company's obligation to make any sinking fund payment, and no such notice of a sinking fund redemption shall be conditioned upon receipt of the redemption monies by the Trustee before the date fixed for redemption.

                                   ARTICLE V

                           REDEMPTION OF BONDS OF THE
                                   NEW SERIES

     Section 1. The bonds of the New Series shall not be redeemable in whole or in part except as set forth in this Article V and in Article IV hereof. The bonds of the New Series shall be redeemable at the option of the Company, or and
after       , as a whole or in part at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at the applicable optional redemption price (expressed as a percentage of the principal amount of each bond to be redeemed) specified in the form of bonds of said series set forth in the recitals of this Supplemental Indenture; and shall also be subject to redemption, in part, pursuant to the sinking fund provided for in Article IV of
this Supplemental Indenture, on        of each of the years        to          ,
both inclusive, at 100% of the principal amount, together, in each case, with accrued interest to the date fixed for redemption.

     Section 2. In the case of each partial redemption of the bonds of the New Series, including any partial redemption provided for in Article IV of this Supplemental Indenture, the Trustee shall draw by lot, in any manner by it deemed proper, an amount of bonds of the New Series equal to the aggregate principal amount to be redeemed; provided, that the principal amount to be redeemed with respect to bonds of the New Series at the time outstanding held by each registered holder shall not exceed that proportion of the unpaid principal amount of such bonds held by such holder as the aggregate principal amount to be redeemed with respect to all bonds of the New Series bears to the aggregate unpaid principal amount of all such bonds. No publication of notice of any redemption of bonds of the New Series shall be required. All redemptions shall be made under and subject to the terms and provisions of Article III of the Mortgage, as amended, and in the manner and with the effect therein provided, but at the time or times and at the respective redemption rates and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article and in
Article IV hereof.

     Section 3. In the case of each redemption of bonds of the New Series pursuant to the provisions of this Article V and Article IV hereof, there shall become due and payable on the date fixed for redemption the principal amount of each such bond to be redeemed (including the full amount of any applicable optional redemption price), together with accrued interest to such date. The Company covenants that it will deposit or cause to be deposited with the Trustee, not later than the opening of business on the dates fixed for redemption, a sum in cash sufficient for the purposes of such redemption (including the payment of any such optional redemption proceeds and such interest), and, upon such receipt, the Trustee shall be deemed to have been irrevocably directed to apply such cash toward the redemption of such bonds. So long as any bonds of the New Series remain outstanding, no redemption of bonds of the New Series pursuant to this Article V shall reduce the amount of the sinking fund payment required to be made by Article IV hereof or the principal amount of the bonds of the New Series to be redeemed on any sinking fund redemption date.

     Section 4. The Company will not, and will not permit any affiliate of the Company to, directly or indirectly purchase or otherwise acquire any outstanding bond of the New Series or any portion thereof other than by redemption as set forth in this Article V and Article IV hereof.

                               ARTICLE [V.] [VI.]

                       CERTAIN EVENTS OF DEFAULT; REMEDIES

     Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an "event of default" under the Mortgage, as fully as if such events were enumerated therein:

          (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage;

          (In the event that bonds of this series are redeemable pursuant to the sinking fund, the following paragraph (f) shall also be included.)

          (f)   default shall be made by the Company in any sinking fund payment
     under this        Supplemental Indenture in respect to the bonds of the New
     Series, as and when the same become due and payable, and any such default shall continue for the period of one (1) day.

     Section 2. So long as any bonds of the New Series remain outstanding,
Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words "as herein provided," at the end of clause (2) thereof, the following:

     "or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII."

                              ARTICLE [VI.] [VII.]

                             CONCERNING THE TRUSTEE

     The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                             ARTICLE [VII.] [VIII.]

                                  MISCELLANEOUS

     Section 1. Unless otherwise clearly required by the context, the term "Trustee," or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.

     Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.

     Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.

     Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.

     Section 5. This Supplemental Indenture is dated and shall be effective as
of        , but was actually executed and delivered on              .

                [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties of the first and second parts hereto have caused their corporate seals to be hereunto affixed and the President or a Vice President of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries
have duly attested the execution hereof the    day of         ,    .


                                        PECO ENERGY COMPANY


                                        By______________________________________


                                                 Vice President


                                        [SEAL]


                                        Attest__________________________________


                                                 Assistant Secretary


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By______________________________________


                                                 Vice President


                                        [SEAL]


                                        Attest__________________________________


                                                 Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

     BE IT REMEMBERED, that on the ___ day of              ,       , before me,
a Notary Public in and for said County and Commonwealth, residing in
Philadelphia, personally came                      , who being duly sworn
according to law deposes and says that he was personally present and did see the common or corporate seal of the above named PECO Energy Company affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said PECO Energy Company, and was so affixed by the authority of the said corporation as the act and deed thereof; that the above
named            is a Vice President of the said corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent that this deponent is Assistant Secretary of the said corporation; and the name of the deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

     Sworn to and subscribed before me the day and year aforesaid.

                      ___________________________________

                                  Notarial Seal

                          ___________________________
                      Notary Public, City of Philadelphia,
                               Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

     BE IT REMEMBERED, that on the    day of            ,      , before me, the
subscriber, a Notary Public in and for said County and Commonwealth, residing in
Philadelphia, personally came                    , who being duly sworn
according to law deposes and says that he was personally present and did see the common or corporate seal of the above named Wachovia Bank, National Association, affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said Wachovia Bank, National Association, and was so affixed by the authority of the said corporation as the act and deed
thereof, that the above named            is a Vice President of the said
corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of the said corporation; and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

     Sworn to and subscribed before me the day and year aforesaid.

     I hereby certify that I am not an officer of director of said Wachovia Bank, National Association.

                      ____________________________________

                                  Notarial Seal
                          _____________, Notary Public
                    City of Philadelphia, Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

                            CERTIFICATE OF RESIDENCE

     Wachovia Bank, National Association, Mortgagee and Trustee within named, hereby certifies that its precise residence in the City of Philadelphia is N.E. Cor. Broad and Walnut Streets in the City of Philadelphia, Pennsylvania.


                                         WACHOVIA BANK, NATIONAL ASSOCIATION


                                         By_______________________________


                                                  Vice President

                                   SCHEDULE A

     (To be included if additional property is to be added to the Mortgage.)

                                        1